Acquisitions	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Acquisitions

5.	Acquisitions

The Company has completed several business acquisitions during the last two years. All of the acquisitions resulted in the recognition of intangible assets and goodwill in the Company’s consolidated financial statements because the purchase prices reflect the future earnings and cash flow potential of these acquisitions, as well as the complementary operational fit and resulting synergies these businesses bring to existing operations. The Company is continuing to evaluate the initial purchase price allocation for one acquisition it completed within the past twelve months and will adjust the allocation as additional information, relative to the fair values of the assets and liabilities of the acquired business, becomes known.

On July 1, 2011, 7834080 Canada Inc., an indirect wholly-owned subsidiary of the Company, completed the acquisition of all of the capital shares of Bemag Transformer Inc. Pursuant to the share purchase agreement, as amended, all the capital shares of Bemag Transformer Inc. were purchased in a transaction valued at approximately $9.1 million, which amount includes approximately $2.8 million of Bemag Transformer Inc.’s former revolving and long-term debt which was repaid by the Company at closing. This acquisition supports the Company’s strategy of expanding its product portfolio and enables its existing business units to generate incremental sales by marketing these new product capabilities to their customers.

The transaction was accounted for under the purchase method of accounting. Under the purchase method of accounting, the total estimated purchase price is allocated to the tangible and intangible assets acquired and liabilities assumed in connection with the acquisition, based on their estimated fair values as of the effective date of the acquisition. Goodwill arising from the acquisition has been determined as the excess of the purchase price over the net of the amounts assigned to acquired assets and liabilities assumed.

The preliminary allocation of the purchase price for the transaction was based on management’s best current estimates of the fair value of tangible and intangible assets acquired and liabilities assumed. Management has up to one year from the date of the acquisition in which to complete its definitive assessment of the fair value of net assets acquired. The preliminary purchase price allocation may be adjusted after obtaining more information regarding, among other things, asset valuations, liabilities assumed, the tax attributes of certain liabilities, and revisions of preliminary estimates. When finalized, the impact of these adjustments may result in a change to the preliminary value attributed to intangible assets and goodwill in particular.

The preliminary allocation of the purchase price was as follows (in thousands):

Purchase Price:
Cash	$6,231
Debt repaid at closing	2,830
Total consideration	$9,061

Purchase Price Allocation:
Cash and cash equivalents	-
Accounts receivable	2,870
Inventory	3,040
Prepaid expenses	30
Deferred income taxes	3
Income taxes receivable	181
Property and equipment	3,488
Accounts payable and accrued liabilities	(2,683)
Deferred tax liabilities	(744)
Net tangible assets acquired	6,185
Intangible assets acquired	1,476
Goodwill	1,400
Total purchase price	$9,061

Identifiable intangible assets having finite lives arising from the acquisition are preliminarily valued at $0.9 million, consisting primarily of customer relationships and a non-compete agreement. These intangible assets will be amortized on a straight-line basis with a weighted average remaining useful life of 13.5 years. None of these definite-lived intangible assets acquired are deductible for tax purposes. Indefinite-lived intangible assets acquired are preliminarily valued at $0.6 million and consist of trademarks and certain technology-related industry accreditations, neither of which are deductible for tax purposes. The excess of the purchase price over the preliminary aggregate fair values, which was approximately $1.4 million, was recorded as goodwill. Goodwill has an indefinite life, is not subject to amortization and is not deductible for tax purposes. Goodwill arising from the acquisition will be tested for impairment at least annually (more frequently if indicators of impairment arise). In the event that management determines that the goodwill has become impaired, the Company will incur an accounting charge for the amount of the impairment during the fiscal quarter in which the determination is made.

The Company incurred acquisition transaction costs of approximately $0.3 million for the year ended December 31, 2011.  These costs were expensed in 2011.

Impact of Acquisition to Consolidated Statements of Earnings

The operating results of Bemag Transformer Inc. since the date of the acquisition (July 1, 2011) were included in the Company’s consolidated statements of earnings as follows (in thousands, except per share data):

	Year Ended December 31, 2011
	Pioneer	Bemag
	Power	Transformer	As
	Solutions, Inc.	Inc.	Reported

Revenues	$62,411	$6,379	$68,790
Earnings from continuing operations	2,505	(34)	2,471
Earnings from continuing operations per share:
Basic	-	-	$0.42
Diluted	-	-	0.42
Weighted average number of common shares outstanding:
Basic	-	-	5,907
Diluted	-	-	5,949

Pro Forma Financial Information

The following unaudited combined pro forma statements of income for the years ended December 31, 2011 and 2010 have been prepared as if the acquisition had occurred as of the beginning of each year presented. The unaudited combined pro forma statements of income are based on accounting for the acquisition under the purchase method of accounting. The unaudited pro forma information may not be indicative of the results that actually would have occurred if the acquisition had been in effect from and on the dates indicated or which may be obtained in the future (in thousands, except per share data):

	Year Ended December 31,
	2011	2010
Revenues
As reported	$68,790	$47,236
Pro forma	76,956	61,159
Earnings from continuing operations before income taxes
As reported	$3,244	$3,561
Pro forma	3,536	3,580
Basic earnings per common share from continuing operations
As reported	$0.42	$0.55
Pro forma	0.43	0.52
Diluted earnings per common share from continuing operations
As reported	$0.42	$0.55
Pro forma	0.42	0.52

On July 1, 2011, 7834080 Canada Inc., an indirect wholly-owned subsidiary of the Company, entered into an equipment purchase agreement with the former shareholders of Vermont Transformer, Inc., the former U.S. affiliate of Bemag Transformer Inc. On such date, all of the equipment used by Vermont Transformer, Inc. in the operation of its business was acquired in exchange for $1.6 million. For accounting purposes the transaction was treated as a purchase of assets and the amount of consideration paid, plus transaction expenses, was attributed to the assets acquired consisting solely of machinery and equipment.